UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INSIGHT SELECT INCOME FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INSIGHT SELECT INCOME FUND

200 PARK AVENUE, 7TH FLOOR
NEW YORK, NY 10166

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 20, 2024

New York, New York
May 13, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 20, 2024. The proxy statement and annual report to shareholders are available at the respective websites listed below or by calling the Insight Select Income Fund at 1-866-333-6685.

Annual Report:	https://www.insightinvestment.com/insight-select-income-fund-annual-report/
Proxy Statement:	https://www.insightinvestment.com/insight-select-income-fund-proxy-statement/

TO THE SHAREHOLDERS OF INSIGHT SELECT INCOME FUND:

The Annual Meeting of Shareholders of Insight Select Income Fund (the “Fund”) will be held on June 20, 2024 at 10:30 a.m. (Eastern time), at the offices of Troutman Pepper Hamilton Sanders LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania (the “Annual Meeting”). The Annual Meeting will be held for the following purposes:

1.	To elect four Trustees for the Fund; and
2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Annual Meeting in person. Shareholders of record at the close of business on April 1, 2024 are entitled to notice of and to vote at the meeting. If you plan to attend the meeting in person, we encourage you to pre-register to facilitate entry through security at the Annual Meeting. Valid, government-issued photo identification is required to enter the meeting. Please see page 7 of this proxy statement for information about how to pre-register. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed WHITE proxy card, or to vote via the Internet, in order that the Annual Meeting can be held without additional expense and a maximum number of shares may be voted.

By order of the Board of Trustees,

David C. Leduc
President, Insight Select Income Fund

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TAKE ADVANTAGE OF THE INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE ANNUAL MEETING IN PERSON, PLEASE CONTACT THE FUND AT 1-866-333-6685 FOR DIRECTIONS TO THE MEETING LOCATION.

INSIGHT SELECT INCOME FUND

200 PARK AVENUE, 7TH FLOOR

NEW YORK, NY 10166

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Insight Select Income Fund (the “Fund” or “we”) for use at the Annual Meeting of Shareholders of the Fund to be held on June 20, 2024, at 10:30 a.m. (Eastern Time), at the offices of Troutman Pepper Hamilton Sanders LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the “Annual Meeting”). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about May 13, 2024.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest (“Shares”). The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the Annual Meeting. Voting via the Internet or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Annual Meeting and vote your Shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting. The cost of soliciting proxies will be paid by the Fund.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE INCUMBENT NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Stockholders who wish to attend the Annual Meeting are encouraged to pre-register to facilitate entry through security at the Annual Meeting. Valid, government-issued photographic identification is required to enter the meeting. If you plan to attend, please see page 7 for additional information on pre-registration and admission to the Annual Meeting.

The Fund has one class of shares of beneficial interest outstanding, par value $0.01 per share (the “Shares”). On April 1, 2024, the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”), there were 10,713,410.73 Shares of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund’s then outstanding voting securities. See “Additional Information—Delaware Statutory Trust Act—Control Share Acquisitions” for a discussion of the ability of holders of Shares that are “control shares” to vote such shares.

The Fund’s Shares trade on the New York Stock Exchange under the ticker symbol “INSI.”

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2024 is available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 1-866-333-6685.

PROPOSAL 1: ELECTION OF TRUSTEES

Four Trustees are to be elected at the Annual Meeting to constitute the entire Board of Trustees, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote FOR the election of the trustees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Fund currently knows of no reason why any of the trustees listed below would be unable or unwilling to serve if elected. All of the following nominees are currently Trustees of the Fund whose terms expire upon their election at the next Annual Meeting or when their successors are elected and qualify. Officers of the Trust serve until death, resignation or removal. Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Fund is set forth below. Unless otherwise noted, the mailing address of each Trustee and executive officer is c/o Insight North America LLC (herein referred to as “INA” or the “Adviser”), 200 Park Avenue, 7th Floor, New York, NY 10166.

Name, Address and Age	Position Held with Fund	Year First Became Trustee	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund complex Overseen by Trustee	Other Directorships Held by Trustee
Nominees for Trustee – “Independent Persons”
W. Thacher Brown Born: December 1947	Trustee	1988	Retired.	1	None.
Ellen D. Harvey Born: February 1954	Trustee	2010	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management from September 2008 to June 2018.	1	Director, Aetos Capital Funds (3 portfolios).
Thomas E. Spock Born: May 1956	Trustee	2013	Partner at Scalar Media Partners, LLC since June 2008.	1	None.
Suzanne P. Welsh Born: March 1953	Trustee	2008	Retired; former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	1	None.

Current Trustees and Officers
Name, Address and Age	Position held with Fund	Position Since	Principal Occupation for Past 5 Years
W. Thacher Brown	See “Nominees for Trustee – Independent Persons” above
Ellen D. Harvey	See “Nominees for Trustee – Independent Persons” above
Thomas E. Spock	See “Nominees for Trustee – Independent Persons” above
Suzanne P. Welsh	See “Nominees for Trustee – Independent Persons” above
David C. Leduc Born: May 1966	President	2024	Chief Executive Officer, Insight North America since March 2022 and previously Deputy CEO from September 2021 through March 2022; Chief Investment Officer, Active Fixed Income, Mellon Investments, February 2018 through August 2021. Officer of the Adviser since 2021.
Daniel R. Haff Born: May 1974	Chief Compliance Officer	2023	Chief Compliance Officer, Insight North America LLC since May 2023. Managing Director, Risk Management, TIAA from August 2019 through April 2023; Officer of the Adviser since 2023.
Thomas Stabile Born: March 1974	Treasurer and Vice President	Treasurer and Vice President since 2015; Assistant Treasurer from 2010 to 2015	Head of Operations, Insight North America LLC since January 2015; Officer of the Adviser since 2005.
James DiChiaro Born: November 1976	Vice President	2019	Senior Portfolio Manager, Insight North America LLC and its predecessor firms since September 1999; Officer of the Adviser since 2019.
Vivek Nayar Born: May 1977	Secretary	2023	Senior Managing Counsel, Insight North America LLC since April 2022 and previously Senior Counsel from October 2017 through March 2022; Officer of the Adviser since 2023.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

Each Trustee of the Fund is not an “interested person” (as defined in the 1940 Act) of the Fund (such Trustees who are not interested persons of the Fund being referred to as the “Independent Trustees”).

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Trustee Qualification

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Fund. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Brown, business, accounting and finance expertise and experience as a president, board member and/or executive officer of various businesses; Ms. Harvey, business and finance expertise, including fixed income investment management experience, and experience as a senior vice president, chairperson, principal and/or board member of various businesses and non-profit and other organizations; Mr. Spock, business and finance expertise and experience as an executive vice president, vice president and chief financial officer of various businesses; and Ms. Welsh, business, finance and accounting expertise, experience as a college treasurer and chief financial officer, and experience as a board and/or investment committee member of various non-profit organizations. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate, and appropriately diverse, skills and experience to oversee the business of the Trust.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. The Chairman of the Board is an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management with counsel to the Fund. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Trustees Attendance At Meetings

The Board held four regular meetings and two special meetings during the Fund’s fiscal year ended March 31, 2024. All Trustees attended all meetings of the Board and each committee of which they were members held during the fiscal year ended March 31, 2024. All Trustees attended the Fund’s 2023 annual meeting of shareholders held on June 15, 2023. Currently, there is not a policy for Trustee attendance at annual meetings of shareholders because of the long-standing practice of the Trustees to attend shareholder meetings.

Audit Committee

The Board has an Audit Committee and has adopted a written charter for the Audit Committee, available at the Fund’s website at https://www.insightinvestment.com/insi-audit-committee-charter. The Audit Committee of the Board currently consists of Mr. Brown, Ms. Harvey, Mr. Spock and Ms. Welsh, each of whom is an “independent” member of the Board, as that term is defined by the New York Stock Exchange’s listing standards, and also a “non-interested person” as that term is defined in the 1940 Act.

The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended March 31, 2024, the Audit Committee met once.

Nominating Committee

The Board has a Nominating Committee and has adopted a written charter for the Nominating Committee, available at the Fund’s website at https://www.insightinvestment.com/insi-nominating-committee-charter. The Nominating Committee of the Board currently consists of Mr. Brown, Ms. Harvey, Mr. Spock and Ms. Welsh, none of whom is an “interested person” of the Fund. Each member of the Nominating Committee also is an “independent” Trustee, as that term is defined by the New York Stock Exchange’s listing standards. The Nominating Committee held one meeting during the last fiscal year. During the fiscal year ended March 31, 2024, no new Trustee nominees were recommended to, or approved by, the Nominating Committee.

The Nominating Committee recommends nominees for Trustees and officers of the Fund for consideration by the full Board of Trustees. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Trustees and recommends any changes in compensation to the full Board.

The Fund does not currently have a written policy with regard to shareholder nominations for Trustee. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received in a timely manner as determined by the Committee. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) whether the person has attained the retirement age set forth in the current retirement policy, and (vii) all applicable laws, rules, regulations, and listing standards.

The Board, upon the recommendation of the Nominating Committee, has adopted a retirement policy requiring each Trustee to submit his or her resignation from the Board effective on a date no later than the last day of the fiscal year in which she or he attains the age of seventy-five years unless a waiver from this requirement has been approved by the Nominating Committee and the Board of Trustees. Any waiver from this policy shall be effective for one year and no more than three waivers may be granted. The Nominating Committee’s goal

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is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience. During the fiscal year ended March 31, 2024, the Nominating Committee granted a waiver under the retirement policy to Mr. Brown through March 31, 2025.

Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right to do so in the future.

Shareholder Communications with Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Fund, c/o Insight Select Income Fund, 200 Park Ave, 7th Floor, New York, NY 10166.

Trustee and Executive Officer Compensation

For the fiscal year ended March 31, 2024, the Fund paid aggregate compensation to its Trustees of $157,500. The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended March 31, 2024 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services.

Name of Person and Position with Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex
W. Thacher Brown, Trustee	$42,500	$0	$0	$42,500
Ellen D. Harvey, Trustee	$37,500	$0	$0	$37,500
Thomas E. Spock, Trustee	$37,500	$0	$0	$37,500
Suzanne P. Welsh, Trustee	$40,000	$0	$0	$40,000

Ownership of Fund Securities

The following table includes the ownership of Fund Shares by the Trustees of the Fund as of March 31, 2024.

Independent Trustees

Name	Dollar Range of Equity Securities in the Fund
W. Thacher Brown	Over $100,000
Ellen D. Harvey	$10,001 - $50,000
Thomas E. Spock	$50,001 - $100,000
Suzanne P. Welsh	$10,001 - $50,000
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None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser. As of the Record Date, the Trustees and nominees for Trustee and executive officers (9 persons total) beneficially owned an aggregate of less than 1% of the Fund’s outstanding Shares.

Required Vote

Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

ADDITIONAL INFORMATION

INFORMATION ABOUT ATTENDING THE MEETING

Instructions regarding how to vote via the Internet are included on the proxy card. The required control number for Internet voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

Only shareholders or their duly appointed proxy holders as of the Record Date can attend the Annual Meeting (in person) and any adjournment or postponement thereof. All attendees are encouraged to pre-register. Pre-registration is intended to facilitate entry through security at the Annual Meeting. Failure to pre-register may result in a delay in gaining entry into the meeting. Valid, government-issued photographic identification is required to enter the meeting. Cameras, audio and video recorders and similar electronic recording devices will not be allowed in the meeting room. We will also request that all cellular phones, smartphones, tablets, pagers, laptops, and other communication and similar devices be turned off.

If you would like to attend the Annual Meeting, please follow the instructions below to pre-register by June 13, 2024.

Pre-Registration Instructions

If you are a registered stockholder (your shares are held in your name), you may pre-register by contacting us and providing your name as it appears on your stock ownership records and your mailing address. If a family member is attending with you, please indicate that when you pre-register.

If you are a beneficial owner (your shares are held through a broker or bank) you may pre-register by contacting us and providing your name and mailing address, and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. If a family member is attending with you, please indicate that when you pre-register.

If you are a stockholder as of the Record Date and intend to appoint an authorized representative to attend the meeting on your behalf, you may pre-register by submitting a request to us and providing: your name and mailing address, the name and mailing address of your authorized representative, evidence of stock ownership

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as of the Record Date, and a signed authorization appointing such individual to be your authorized representative at the meeting.

To pre-register for the meeting please call 215-981-4032.

INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund’s independent accountants for the Fund’s fiscal year ending March 31, 2025. Tait Weller acted as the Fund’s independent accountants for the fiscal year ended March 31, 2024. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will be available by telephone at the Annual Meeting and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

During the fiscal year ended March 31, 2024, the Audit Committee met once and has reviewed and discussed the Fund’s audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait Weller, the Fund’s independent accountants, the matters required to be discussed by SAS 61 regarding audit standards. The Audit Committee has received the written disclosures and a letter from Tait Weller required by Public Company Accounting Oversight Board Auditing Standard 1301 “Communications with Audit Committees” and has discussed with Tait Weller their independence. Based upon the foregoing, at its meeting on May 8, 2024, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for filing with the SEC for the fiscal year ended March 31, 2024.

The Audit Committee of the Board:

W. Thacher Brown
Ellen D. Harvey
Thomas E. Spock
Suzanne P. Welsh

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund’s fiscal years ended March 31, 2023 and 2024, respectively.

Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described below. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. All Other Fees are fees related to products and services other than those services reported below under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Fiscal Year Ended March 31,	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2023	$22,500	$3,000	$3,500	$0
2024	$22,500	$3,000	$3,500	$0
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The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chair of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chair must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2023 and March 31, 2024 were pre-approved by the Audit Committee. These were the only services provided by Tait Weller.

Investment Adviser, Administrator and Transfer Agent

Insight North America LLC (“INA”), 200 Park Ave, 7th Floor, New York, NY 10166, serves as the Fund’s investment adviser. BNY Mellon Investment Servicing (U.S.) Inc. provides certain administrative services to the Fund. INA is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940. INA is an indirect wholly-owned subsidiary of The Bank of New York Mellon, which is a New York state-chartered bank that is regulated by the New York Department of Financial Services and is a member of the Federal Reserve System. The Bank of New York Mellon has principal offices at 225 Liberty Street, New York, NY 10286. Bank of New York Mellon Corporation is the parent company of The Bank of New York Mellon. Computershare Investor Services is the transfer agent for the Fund, with principal offices located at 462 South 4th Street, Suite 1600, Louisville, KY, 40202.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s executive officers, Trustees and 10% shareholders (collectively, “Reporting Persons”), to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based on review of the copies of such reports furnished to the Fund during the fiscal year ended March 31, 2024, the Reporting Persons timely filed all reports they were required to file under Section 16(a), except for a Form 3 for Mr. Haff upon his appointment as an officer of the Fund on June 15, 2023 which was not filed until September 22, 2023.

Beneficial Owners

Based upon the Fund’s review of filings made pursuant to Section 13 of the Exchange Act, as of the Record Date, to the Fund’s knowledge the following shareholders beneficially owned over 5% of the Fund’s Shares:

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Shares of Beneficial Interest	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,363,774*	22.06%
Shares of Beneficial Interest	Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,082,365**	10.11%
Shares of Beneficial Interest	First Trust Portfolios L.P. 120 E. Liberty Dr., #400 Wheaton, IL 60187	920,018^	8.59%
Shares of Beneficial Interest	1607 Capital Partners, LLC The Walt Disney Company Retirement Plan Master Trust 500 South Buena Vista Street Burbank, CA 91521	725,350⸸	6.8%
Shares of Beneficial Interest	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23210	578,519⸸⸸	5.4%

*	As stated in Schedule 13G/A filed with the SEC on February 7, 2024.

**	As stated in Schedule 13G filed with the SEC on March 7, 2024.

^	As stated in Schedule 13G/A filed with the SEC on January 23, 2024, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation share beneficial ownership of, and have shared dispositive power over, 920,018 Shares, or 8.59%.

⸸	As stated in Schedule 13G/A filed with the SEC on February 8, 2024, 1607 Capital Partners, LLC, an investment adviser, is the beneficial owner of these shares based on having voting power which includes the power to vote, or to direct the voting of, such security and investment power which includes the power to dispose, or to direct the disposition of, such security. The Walt Disney Company Retirement Plan Master Trust is a client of 1607 Capital Partners, LLC and is the beneficial owner of shares solely due to being able to terminate without condition the investment management agreement with 1607 Capital Partners, LLC in less than sixty days.

⸸⸸	As stated in Schedule 13G/A filed with the SEC on March 11, 2024.

As of the Record Date, Cede & Co. held approximately 96.58% of the outstanding voting shares of the Fund. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.)

Each Trustee’s individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA

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Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

•	10% or more, but less than 15% of all voting power;

•	15% or more, but less than 20% of all voting power;

•	20% or more, but less than 25% of all voting power;

•	25% or more, but less than 30% of all voting power;

•	30% or more, but less than a majority of all voting power; or

•	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level. The DSTA Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares).

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

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The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board is under no obligation to grant any such exemptions.

The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions which have held that control share acquisition provisions in funds’ governing documents are not consistent with the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

Shareholder Proposals

Proposals intended to be presented by shareholders for consideration at the 2025 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund’s principal office no later than January 13, 2025 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund’s 2025 Annual Meeting of Shareholders, other than one that will be included in the Fund’s proxy materials, must notify the Fund no later than March 31, 2025. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund’s Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

Other Matters

Neither the Board of Trustees nor management know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

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By Order of the Trustees,

David D. Leduc
President, Insight Select Income Fund

Dated: May 13, 2024

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

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INSIGHT SELECT INCOME FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
400 Berwyn Park
899 Cassatt Road
Berwyn, Pennsylvania
on June 20, 2024

Please detach at perforation before mailing.

PROXY

PROXY SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned hereby appoints David Leduc, James DiChiaro and Thomas Stabile each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Insight Select Income Fund on JUNE 20, 2024 at 10:30 a.m. Eastern time, or at any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com

ISI_33943_041024

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

**Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be held on JUNE 20, 2024.
The Proxy Statement for this meeting is available at:
https://www.insightinvestment.com/insight-select-income-fund-proxy-statement/**

Please detach at perforation before mailing.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal **THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.**

1. Election of Trustees:

Nominees:

01. W. Thacher Brown 02. Ellen D. Harvey 03. Thomas E. Spock
04. Suzanne P. Welsh

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

2. In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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xxxxxxxxxxxxxx ISI 33943 xxxxxxxx